UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      December 30, 2012

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 1 to Convertible Loan Agreement. On December 30, 2012, Hickok Incorporated (the “Company”) and Roundball LLC, an Ohio limited liability company (“Roundball”) entered into Amendment No. 1 (“Amendment No. 1”) which modifies that certain Convertible Loan Agreement (the “Convertible Loan Agreement”), dated December 30, 2011, between the Company, Roundball, and the Aplin Family Trust (the “Aplin Trust,” and together with Roundball, the “Investors”), and solely with respect to Section 3 thereof, Robert L. Bauman (“Bauman”).

Under the original Convertible Loan Agreement, the Company issued a convertible note to Roundball (the “Roundball Note”) in the principal amount of $466,879.87 (the “Closing Roundball Loan Amount”) and a convertible note to the Aplin Trust in the principal amount of $208,591.20 (the “Aplin Note,” and, together with the Roundball Note, the “Notes”). The Notes are unsecured, bear interest at a rate of 0.20% per annum and mature on December 30, 2012. The Notes rank pari passu with amounts outstanding under the Company's existing revolving credit agreement.

The original Convertible Loan Agreement provided that at any time prior to the maturity date of the Roundball Note, Roundball has the right, exercisable at its option, to cause the Company to borrow up to an additional $466,879.88 from Roundball (the “Roundball Option”).

The original Convertible Loan Agreement also provided, among other things, that the Notes may be converted by the Investors at any time, in whole or in part, into Class A Common Shares of the Company (“Conversion Shares”) at a conversion price of $1.85 per share. If the Investors have not fully converted either of the Notes into Conversion Shares by their respective maturity dates, the Company may either pay the outstanding principal and accrued and unpaid interest outstanding under the applicable Note or convert such Note, in whole, into Conversion Shares.

All amounts outstanding under the Roundball Note have been converted into Class A Common Shares of the Company, and all amounts outstanding under the Aplin Note will be converted into Class A Common Shares of the Company effective December 30, 2012, in accordance with the terms of the Convertible Loan Agreement.

Amendment No. 1 amends the Convertible Loan Agreement to, among other things, (i) extend the Roundball Option to December 30, 2013, (ii) provide the Company with the right to cause Roundball to lend up to $250,000 to it, less any amounts outstanding under the Roundball Option (the “Borrower Option”) under a convertible note to Roundball (the “Borrower Option Note”) on the terms and conditions applicable to any borrowings that may be made under the terms of the Convertible Loan Agreement pursuant to the exercise of the Roundball Option, and (iii) extend the maturity date of the Roundball Note to December 30, 2013 with respect to any borrowings made under Amendment No. 1.  Amounts outstanding under loans made pursuant to the Roundball Option and the Borrower Option shall bear interest at a rate of 0.24% per annum and may be converted into Conversion Shares by Roundball and, at maturity, the Company, at the $1.85 conversion price and on the other terms and conditions set forth in the Convertible Loan Agreement.

In partial consideration for Amendment No. 1, the Company and Roundball entered into a Warrant Agreement, dated  December 30, 2012 (the “Roundball Warrant Agreement”), whereby the Company issued a warrant to the Roundball to purchase, at its option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments.  If not exercised, this warrant will expire on December 30, 2015. Roundball is an affiliate of Steven Rosen, a Director of the Company.

The foregoing descriptions of Amendment No. 1 and the Roundball Warrant Agreement are qualified in their entirety by reference to the copies thereof which are attached hereto as Exhibits 10.1, and 10.2 respectively, and incorporated by reference in this Item 1.01.

Revolving Credit Agreement.  On December 30, 2012, the Company extended an existing revolving credit agreement with Robert L. Bauman. The terms and conditions of the agreement are set forth in a Revolving Credit Agreement (the “Credit Agreement”) and a Revolver Credit Promissory Note (the “Revolver Note” and, together with the Credit Agreement and Revolver Note,  the “Credit Arrangement Documents”).  The Credit Agreement was executed by the Company and delivered to Bauman on December 30, 2012, while the Revolver Note will be executed upon the initial borrowing under the Credit Agreement. The Revolver Note expires December 31, 2013 and provides for a revolving credit facility of $250,000 with interest generally equal to 0.24% per annum and is unsecured.

Each loan made under the credit arrangement will be due and payable in full on the expiration date of the Revolver Note.  Interest on each loan made under the credit arrangement is payable on the last day of each month, at maturity, and an on-demand provision may be reinstated after October 30, 2012 depending on certain financial conditions of the Company.

The Credit Agreement generally allows for borrowing based on an amount equal to eighty percent (80%) of eligible receivables or $250,000. The Revolver Note provides that upon the occurrence of certain events of default, Bauman may immediately terminate the credit arrangement, and the Company's obligations under the credit facility may be accelerated. Such events of default are set forth in the Credit Arrangement Documents and include, without limitation:  failure to comply with the terms, obligations, and covenants of the Credit Arrangement Documents; the encumbrance of any property securing any debt to Bauman by mortgage, security interest or other lien unless consented to by Bauman; and other customary defaults.
In partial consideration for the extension of the revolving credit facility pursuant to the Credit Arrangement Documents, the Company and Bauman entered into a Warrant Agreement, dated  December 30, 2012 (the “Bauman Warrant Agreement”), whereby the Company issued a warrant to Bauman to purchase, at his option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments.  If not exercised, this warrant will expire on December 30, 2015.  Robert L. Bauman is currently an executive officer of the Company.

The foregoing descriptions of the Credit Agreement and Bauman Warrant Agreement are qualified in their entirety by reference to the copies thereof which are attached hereto as Exhibits 10.3 and 10.4 respectively, and incorporated by reference in this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

As described in Item 1.01, the Company (i) extended the maturity date of the Roundball Option and provided for the Borrower Option pursuant to Amendment No. 1, under which a maximum of 135,135 Conversion Shares may be issued, (ii) issued a warrant to Roundball to purchase up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share under the Roundball Warrant Agreement, and (iii) issued a warrant to Bauman to purchase up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share under the Bauman Warrant Agreement (collectively, the “Offering”). If all the options and warrants pursuant to the agreements described above are exercised, the aggregate offering price for the Offering could be equal to a maximum of $749,999.75.

The securities issued by the Company under the Offering are exempt from registration under Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”). This exemption was relied upon, in part, because the Roundball and Bauman have represented that they (i) are both “accredited investors” within the meaning of Rule 501(a) of the Securities Act; (ii) have reviewed the forms, statements, certifications, reports and documents required to be filed or furnished by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and such additional information concerning the Company as they deemed necessary or appropriate to make an informed investment decision with respect to the transactions contemplated by Amendment No. 1, the Roundball Warrant Agreement, and the Bauman Warrant Agreement, including access to and an opportunity to ask questions of the Company's management; and (iii) are aware that they have received “restricted” securities under the Offering. Roundball’s conversion rights with respect to the Amendment No. 1 are set forth in Item 1.01, which description is hereby incorporated by reference in this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amendment No. 1 to Convertible Loan Agreement, dated December 30, 2012, among the Company and Roundball.

10.2	Warrant Agreement, dated December 30, 2012, among the Company and Roundball.

10.3	Revolving Credit Agreement, dated December 30, 2012, among the Company and Robert L. Bauman.

10.4	Warrant Agreement, dated December 30, 2012, among the Company and Robert L. Bauman.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    January 4, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment No. 1 to Convertible Loan Agreement, dated December 30, 2012, among the Company and Roundball.

10.2	Warrant Agreement, dated December 30, 2012, among the Company and Roundball.

10.3	Revolving Credit Agreement, dated December 30, 2012, among the Company and Robert L. Bauman.

10.4	Warrant Agreement, dated December 30, 2012, among the Company and Robert L. Bauman.